AMENDMENT NO. 3
TO
SECURED LOAN AGREEMENT

THIS AMENDMENT NO. 3, dated as June 28 2006 (the “Amendment”), to the Secured Loan Agreement, dated as of December 31, 2004, as previously amended (the “Loan Agreement”), between LEAF Fund I, LLC, as borrower (“Borrower”), LEAF Funding, Inc., as originator (“Originator”), Lease Equity Appreciation Fund I, L.P., as seller (“LEAF”), LEAF Financial Corporation, as servicer (“Servicer”), U.S. Bank National Association, as collateral agent and securities intermediary, and WestLB AG, New York Branch, as lender (“Lender”), is being entered into by Borrower, LEAF, Servicer and Lender.

WITNESSETH

WHEREAS, Section 14.04 of the Loan Agreement provides that any term or provision of the Loan Agreement shall be amended, supplemented or otherwise modified only by an instrument in writing signed by LEAF, Servicer, Borrower, Lender and (to the extent any such modification or supplement would have an adverse effect on the interest of the Collateral Agent or Backup Servicer) the Collateral Agent and/or Backup Servicer;

WHEREAS, the amendment to the Loan Agreement contemplated by this Amendment will not have an adverse effect on, or otherwise affect the interests, rights or obligations of the Collateral Agent, the Backup Servicer or the Hedge Counterparty;

WHEREAS, the parties hereto have agreed to amend the Loan Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreement contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Defined Terms.

For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement.

Section 2. Amendment to Loan Agreement.

(a) The definition of “Applicable Margin” set forth in Appendix A to the Loan Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

“Applicable Margin” means, for each Advance and (i) any date prior to the Facility Termination Date, 0.95% or (ii) any date that occurs on or after the Facility Termination Date, 1.85%.”

(b) Paragraph (liii)(H) of Exhibit D to the Loan Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

“(liii)(H) after giving effect to the addition of the Contract to the pool of Eligible Contracts, the Aggregate Implicit Principal Balance of Eligible Contracts (as of any date of determination) with respect to which any one Person or any Affiliate of such Person is the related Customer does not exceed (1) if the Aggregate Implicit Principal Balance of the Eligible Contracts is less than $25,000,000, 4.0% of the Aggregate Implicit Principal Balance of all Eligible Contracts, (2) if the Aggregate Implicit Principal Balance of the Eligible Contracts is less than $50,000,000 but is greater than $25,000,000, the greater of (x) $1,000,000 and (y) 3.0% of the Aggregate Implicit Principal Balance of all Eligible Contracts and (3) if the Aggregate Implicit Principal Balance of the Eligible Contracts is greater than $50,000,000, 3.0% of the Aggregate Implicit Principal Balance of all Eligible Contracts;”

Section 3. Representations and Warranties.

Borrower, LEAF and Servicer each hereby certifies that the representations and warranties set forth in Article VI of the Loan Agreement (and any other representations and warranties made by Borrower, LEAF or Servicer in the Loan Agreement) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, Borrower, LEAF and Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Facility Termination Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Facility Termination Event or Event of Default) shall have occurred and be continuing as of the date hereof nor shall any unwaived Facility Termination Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Facility Termination Event or Event of Default) occur due to this Amendment becoming effective, (b) Borrower, LEAF and Servicer each has the power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary actions to authorize the execution and delivery of this Amendment, (c) no consent of any other person (including, without limitation, members or creditors of Borrower, LEAF or Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment, other than such that have been obtained, (d) the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of Servicer, LEAF and the Borrower, enforceable against them in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors’ rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or law), and (e) the execution, delivery and performance of this Amendment will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of formation or the limited liability company agreement of Servicer, LEAF or Borrower or any material indenture, agreement, mortgage, deed of trust or other instrument to which Servicer, LEAF or the Borrower is a party or by which it is bound.

Section 4. Effect of Amendment.

Upon the execution of this Amendment, the Loan Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Loan Agreement, for any and all purposes. Except as modified and expressly amended by this Amendment, the Amendment is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

Section 5. Binding Effect.

The provisions of this Amendment shall be binding upon and shall be enforceable by the parties hereto and their respective successors and assigns.

Section 6. Governing Law.

This Amendment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of law principles, other than Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

Section 7. Severability of Provisions.

If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment.

Section 8. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 3 TO SECURED LOAN AGREEMENT to be executed by their duly authorized representatives on the date first written above.

LEAF FUND I, LLC, as Borrower By: _________________________________ Name: Miles Herman Title: Vice President
LEASE EQUITY APPRECIATION FUND I, L.P., as Seller By: LEAF FINANCIAL CORPORATION, as General Partner By: _________________________________ Name: Miles Herman Title: President, COO
LEAF FINANCIAL CORPORATION, as Servicer By: _________________________________ Name: Miles Herman Title: President, COO
WESTLB AG, NEW YORK BRANCH, as Lender By: _________________________________ Name: Title: By: _________________________________ Name: Title:

ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent and Securities Intermediary

By:
Name:
Title:

LEAF FUNDING, INC., as Originator

By:
Name:   Miles Herman
Title:     SVP & COO

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